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                                                                EXHIBIT 24(a)


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our reports dated February 12, 1996 included in Nature's Sunshine Products, Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.

ARTHUR ANDERSEN LLP

Salt Lake City, Utah
July 12, 1996